
                                                                    EXHIBIT 99.1



                         GENESIS HEALTHCARE CORPORATION

                              LETTER OF TRANSMITTAL

                                  For Tender of
                      8% Senior Subordinated Notes Due 2013
                                 in exchange for
                      8% Senior Subordinated Notes Due 2013
     which have been registered under the Securities Act of 1933, as amended


                 Pursuant to the Prospectus Dated June 17, 2004


           THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
                    TIME, ON JULY 22, 2004, UNLESS EXTENDED.


                  The Exchange Agent for the Exchange Offer is:


                              THE BANK OF NEW YORK


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    By Regular, Registered or Certified Mail,              By Facsimile
       Overnight Courier or Hand Delivery          (Eligible Institutions Only)        To Confirm by Telephone
    -----------------------------------------      ----------------------------        -----------------------
              The Bank of New York                        (212) 298-1915                   (212) 815-3738
           Corporate Trust Operations
               Reorganization Unit
           101 Barclay Street - 7 East
               New York, NY 10286
               Attn: Diane Amoroso

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

         The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated June 17, 2004 (the "Prospectus"), of Genesis HealthCare Corporation, a Pennsylvania corporation (the "Company"), and substantially all of its subsidiaries, and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 8% Senior Subordinated Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of the Company's issued and outstanding unregistered 8% Senior Subordinated Notes due 2013 (the "Initial Notes"), of which $225,000,000 aggregate principal amount is currently outstanding upon the terms and subject to the conditions set forth in the Prospectus. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

         For each Initial Note accepted for exchange, the Holder (as defined below) of such Initial Note will receive an Exchange Note having a principal amount equal to that of the surrendered Initial Note. The Exchange Notes will bear interest from the most recent date to which interest has been paid on the

Initial Notes or, if no interest has been paid on the Initial Notes, from October 28, 2003. Accordingly, registered Holders of Exchange Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accrued from the most recent date to which interest has been paid under the Initial Notes or, if no interest has been paid, from October 28, 2003. However, if that record date occurs prior to completion of the Exchange Offer, then the interest payable on the first interest payment date following the completion of the Exchange Offer will be paid to the registered Holders of the Initial Notes on that record date. Initial Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer and will be cancelled. Holders of Initial Notes whose Initial Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Initial Notes otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

         The Exchange Offer will expire at 5:00 p.m., New York City time, on July 22, 2004 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended.

         This Letter is to be completed by a Holder of Initial Notes if (a) certificates representing Initial Notes are to be forwarded herewith, (b) tenders are to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "The Exchange Offer -- Book-Entry Transfer" in the Prospectus and an agent's message is not delivered or (c) tenders are to be made according to the guaranteed delivery procedure set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Holders of Initial Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Initial Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Initial Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

         Tenders by book-entry transfer also may be made by delivering an agent's message in lieu of this Letter. The term "agent's message" means a message, transmitted by DTC to, and received by, the Exchange Agent, and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant stating that such participant has received and agrees to be bound by this Letter, and that the Company may enforce this Letter against such participant.

         As used in this Letter, the term "Holder" with respect to the Exchange Offer means any person in whose name Initial Notes are registered on the books of the Company or, with respect to interests in global notes held by DTC, any DTC participant listed in an official DTC proxy.

         The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT. THE METHOD OF DELIVERY OF THIS LETTER, THE INITIAL NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         PLEASE READ THIS ENTIRE LETTER CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT (212) 815-3738. SEE INSTRUCTION 12.


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                                                          BOX 1
-------------------------------------------------------------------------------------------------------------------------


                                                TENDER OF INITIAL NOTES

   List below the Initial Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Initial Notes should be listed on a separate signed schedule affixed hereto.

-------------------------------------------------------------------------------------------------------------------------

                                         DESCRIPTION OF INITIAL NOTES TENDERED

-------------------------------------------------------------------------------------------------------------------------

                      NAME(S) AND ADDRESS(ES) OF                                                  AGGREGATE
                        REGISTERED HOLDER(S)                          CERTIFICATE              PRINCIPAL AMOUNT
                     (PLEASE FILL IN, IF BLANK)                        NUMBER(S)*              OF INITIAL NOTES**

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________

                                                                                         Total:

-------------------------------------------------------------------------------------------------------------------------

* Do not complete if Initial Notes are being tendered by book-entry transfer.

** A Holder will be deemed to have tendered ALL Initial Notes unless a lesser amount is specified in this column. See Instruction 2. Initial Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples thereof. See Instruction 1.

|_|       CHECK HERE IF TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

|_| CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution_________________________________________

          Account Number_________________ Transaction Code Number_______________

         By crediting the Initial Notes to the Exchange Agent's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer generated agent's message in which the Holder of Initial Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the DTC participant confirms on behalf of itself and the beneficial owners of such Initial Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

|_| CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

          Name(s) of Registered Holder(s)_______________________________________

          Window Ticket Number (if any)_________________________________________

          Date of Execution of Notice of Guaranteed Delivery____________________

          Name of Institution Which Guaranteed Delivery_________________________

          If Delivered by Book-Entry Transfer, Complete the Following:

          Name of Tendering Institution_________________________________________

          Account Number______________  Transaction Code Number_________________

|_| CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED INITIAL NOTES FOR YOUR OWN AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES.

          Name (and contact person)_____________________________________________

          Address_______________________________________________________________

          Telephone Number (including area code)________________________________

          IF YOU CHECK THE ABOVE BOX, THE COMPANY WILL INQUIRE WITH YOU FROM TIME TO TIME AT THE ADDRESS AND TELEPHONE NUMBER PROVIDED ABOVE AND ON THE SIGNATURE PAGE TO THIS LETTER AS TO WHETHER YOU CONTINUE TO HOLD EXCHANGE NOTES IN ORDER TO SATISFY ITS OBLIGATION UNDER THE REGISTRATION RIGHTS AGREEMENT (AS DESCRIBED IN THE PROSPECTUS) TO
          KEEP THE REGISTRATION STATEMENT RELATING TO THE EXCHANGE NOTES CONTINUOUSLY EFFECTIVE, SUPPLEMENTED, AMENDED AND CURRENT THROUGH THE FIRST ANNIVERSARY OF THE CONSUMMATION OF THE EXCHANGE OFFER OR UNTIL ALL EXCHANGE NOTES HAVE BEEN SOLD, WHICHEVER PERIOD IS SHORTER, IN ORDER TO PERMIT RESALES OF EXCHANGE NOTES ACQUIRED BY YOU IN AFTER-MARKET TRANSACTIONS. IF YOU FAIL TO CONFIRM THAT YOU CONTINUE TO HOLD EXCHANGE NOTES, YOU WILL BE DEEMED TO HAVE SOLD ANY AND ALL EXCHANGE NOTES AND THE COMPANY WILL NO LONGER KEEP THE REGISTRATION STATEMENT CONTINUOUSLY EFFECTIVE, SUPPLEMENTED, AMENDED AND CURRENT OR MAKE THE PROSPECTUS AVAILABLE TO YOU FOR SUCH RESALES.

          |_| CHECK HERE IF YOU WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AT THE ABOVE-LISTED ADDRESS.

         If the undersigned is not a broker-dealer, the undersigned represents that it has not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, the distribution of the Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a copy of a prospectus meeting the requirements of the Securities Act in connection with any resale of the Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Initial Notes indicated in Box 1 of this Letter. Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Initial Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Initial Notes, with full power of substitution, among other things, to cause the Initial Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Initial Notes, and to acquire the Exchange Notes issuable upon the exchange of such tendered Initial Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that: (1) any Exchange Notes acquired in exchange for Initial Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned, (2) neither the Holder of such Initial Notes nor any such other person has engaged in, intends to engage in or has any arrangement or understanding with any person or entity to participate in, the distribution of such Exchange Notes in violation of the Securities Act, and (3) neither the Holder of such Initial Notes or any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

         The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to unrelated third parties, that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Initial Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Holders are not broker-dealers, such Exchange Notes are acquired in the ordinary course of such Holders' business and such Holders have no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. However, the SEC has not considered this Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to this Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, then the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If any Holder is an affiliate of the Company, or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such Holder (i) cannot rely on the applicable interpretations of the staff of the SEC, (ii) cannot participate in the Exchange Offer and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Initial Notes, it represents that the Initial Notes to be exchanged for the Exchange Notes were acquired by it as a result of market-making activities or other trading activities and that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company to distribute the Exchange Notes received in the Exchange Offer and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer that acquired Initial Notes directly from the Company in a transaction other than as part of its market-making activities or other trading activities will not be able to participate in the Exchange Offer.

         The undersigned understands and agrees that the Company reserves the right not to accept tendered Initial Notes from any tendering Holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws. The undersigned further agrees that acceptance of any and all validly tendered Initial Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement (as described in the Prospectus).

         The undersigned will, upon request, execute and deliver any additional documents reasonably deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus. The Exchange Offer is subject to certain conditions, each of which may be waived in whole or in part prior to the Expiration Date, as described under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned understands and acknowledges that as a result of such conditions, the Company may not be required to accept for exchange, or to issue Exchange Notes in exchange for, any of the Initial Notes properly tendered hereby. In such event, the tendered Initial Notes not accepted for exchange will be returned to the undersigned without cost to the undersigned at the address shown below under the undersigned's signature(s) unless otherwise indicated in Box 2 below entitled "Special Issuance Instructions" and/or Box 3 below entitled "Special Delivery Instructions."

         By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes a statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to each broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended and supplemented Prospectus to such broker-dealer.

         Unless otherwise indicated in Box 2 below entitled "Special Issuance Instructions," please issue the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Initial Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under Box 3 below entitled "Special Delivery Instructions," please deliver the Exchange Notes (and, if applicable, substitute certificates representing Initial Notes for any Initial Notes not exchanged) to the undersigned at the address shown above in Box 1 under "Description of Initial Notes Tendered."

         The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in the case of any conflict between the terms of the Prospectus and this Letter, the Prospectus shall prevail.

         THE UNDERSIGNED, BY COMPLETING BOX 1 ENTITLED "TENDER OF INITIAL NOTES" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AS SET FORTH IN SUCH BOX.

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                              BOX 2                                                                BOX 3
-------------------------------------------------------------------    -------------------------------------------------------------

                  SPECIAL ISSUANCE INSTRUCTIONS                                        SPECIAL DELIVERY INSTRUCTIONS
                  (SEE INSTRUCTIONS 3, 4 AND 6)                                        (SEE INSTRUCTIONS 3, 4 AND 6)

         To be completed ONLY if Initial Notes not exchanged                    To be completed ONLY if Initial Notes not exchanged
and/or Exchange Notes are to be issued in the name of someone          and/or Exchange Notes are to be sent to someone other than
other than the undersigned, or if Initial Notes delivered by           the undersigned, or to the undersigned at an address other
book-entry transfer which are not accepted for exchange are to be      than shown in Box 1 above.
returned by credit to an account maintained at DTC other
than the account indicated above.

Issue:                                                                 Mail:

|_|      Exchange Notes                                                |_|      Exchange Notes
|_|      Initial Notes                                                 |_|      Initial Notes


Name(s)                                                                Name(s)

___________________________________________________________________    _____________________________________________________________

                      (Please Type or Print)                                              (Please Type or Print)

___________________________________________________________________    _____________________________________________________________



Address                                                                Address

___________________________________________________________________    _____________________________________________________________

___________________________________________________________________    _____________________________________________________________

___________________________________________________________________    _____________________________________________________________

Taxpayer Identification or Social Security No.                         Taxpayer Identification or Social Security No.


|_|                                                                         (Also complete Substitute Form W-9 below)

Credit unexchanged Initial Notes delivered by book-entry transfer to the DTC account set forth below:


___________________________________________________________________

(DTC Account Number, if applicable)

            (Also complete Substitute Form W-9 below)


-------------------------------------------------------------------    -------------------------------------------------------------
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                                                                               7

                ALL TENDERING HOLDERS PLEASE SIGN HERE
              (COMPLETE SUBSTITUTE FORM W-9 ON NEXT PAGE)

X
  -------------------------------------------    -------------------------------

X
  -------------------------------------------    -------------------------------

X
  -------------------------------------------    -------------------------------
      (Signature(s) of Registered Holder(s)                (Date)
           or Authorized Signatory)

         Must be signed by the registered Holder(s) of Initial Notes exactly as the name(s) appear(s) on certificates for Initial Notes or on a security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his, her or its full title below.

                  Please type or print name(s) and address(es)

Name(s):________________________________________________________________________



Capacity (full title), if signing in a fiduciary or representative capacity:____

________________________________________________________________________________

Address(es) (including zip code(s)):____________________________________________

________________________________________________________________________________


Telephone Number(s) (including area code):______________________________________

Taxpayer Identification or Social Security No.:_________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Name of Eligible Guarantor Institution:_________________________________________

Authorized Signature: __________________________________________________________

Name and Title of Authorized Signatory:_________________________________________

Address (including zip code(s)):________________________________________________


Telephone Number(s) (including area code):______________________________________

Date:  _________________________________________________________________________

IMPORTANT: THIS LETTER (OR A FACSIMILE HEREOF), TOGETHER WITH THE CERTIFICATES FOR INITIAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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                                   PAYORS NAME: THE BANK OF NEW YORK
----------------------------------------------------------------------------------------------------------------------
---------------------------------- -------------------------------------------- --------------------------------------
                                   PART 1-- PLEASE PROVIDE YOUR TIN IN THE            Social Security Number(s)
                                   BOX AT RIGHT AND CERTIFY BY SIGNING AND                   OR Employer
                                   DATING BELOW.                                        Identification Number
SUBSTITUTE                                                                      ----------------------------------------

FORM W-9                            -----------------------------------------------------------------------------------
Department of the Treasury          PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See
Internal Revenue Service            Page 2 of enclosed Guidelines)
                                    -----------------------------------------------------------------------------------
Payor's Request                     PART 3 -- Certification. -- Under penalty of perjury, I certify that:
for Taxpayer
Identification                      (1)  The number shown on this form is my correct Taxpayer Identification Number (or
Number ("TIN")                           I am waiting for a number to be issued to me), and

                                    (2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue
                                         Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                                    (3)  I am a U.S. person (including a U.S. resident alien).
                                    -----------------------------------------------------------------------------------
                                    PART 4 --

                                    Awaiting TIN  [_]

                                    -----------------------------------------------------------------------------------
                                    CERTIFICATE INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                    Signature:___________________________________ Date:________________________________

                                    Name: _____________________________________________________________________________

                                    Address:___________________________________________________________________________

                                    City:_________________________________ State:___________________ Zip Code:_________

-----------------------------------------------------------------------------------------------------------------------

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

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
--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the Depositary within 60 days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.

------------------------------------------    ---------------------------------
                 Signature                                  Date
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU IN THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
`

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER AND INITIAL NOTES; GUARANTEED DELIVERY
         PROCEDURES.

         This Letter is to be completed by Holders of Initial Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth under the caption "The Exchange Offer -- Book-Entry Transfer" in the Prospectus and an agent's message is not delivered. Certificates for all physically tendered Initial Notes, or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or a facsimile thereof or agent's message in lieu thereof), with any required signature guarantees, and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Initial Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiples thereof. Holders who tender their Initial Notes by delivering an agent's message do not need to submit this Letter.

         Holders whose certificates for Initial Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Initial Notes pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Guarantor Institution (as defined below), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Initial Notes and the principal amount of Initial Notes tendered stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Guarantor Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Initial Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or a facsimile thereof or agent's message in lieu thereof) with any required signature guarantees, and any other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

         See "The Exchange Offer" section of the Prospectus.

2.       PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER BY BOOK-ENTRY
         TRANSFER).

         Tenders of Initial Notes will be accepted in integral multiples of $1,000. If less than all of the Initial Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of the Initial Notes to be tendered in Box 1 ("Description of Initial Notes Tendered") under "-- Aggregate Principal Amount of Initial Notes." A reissued certificate representing the balance of non-tendered Initial Notes will be sent to such tendering Holder, unless otherwise provided in Box 2 ("Special Issuance Instructions") and/or Box 3 ("Special Delivery Instructions") of this Letter promptly after the Expiration Date. All of the Initial Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter is signed by the registered Holder(s) of the Initial Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without any change whatsoever. If this Letter is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the owner of the Initial Notes.

         If any tendered Initial Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

         If any tendered Initial Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of Initial Notes.

         When this Letter is signed by the registered Holder(s) of the Initial Notes specified herein and tendered hereby, no endorsements of the tendered Initial Notes or separate bond powers are required. If, however, the Exchange Notes are to be issued, or any untendered Initial Notes are to be reissued, to a person other than the registered Holder(s), then endorsements of any Initial Notes transmitted hereby or separate bond powers are required. Signatures on the Initial Notes or bond powers must be guaranteed by an Eligible Guarantor Institution.

         If this Letter is signed by a person other than the registered Holder(s) of any Initial Notes specified herein, such Initial Notes must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder(s) appear(s) on the Initial Notes (or security position listing) and signatures on the Initial Notes or bond power must be guaranteed by an Eligible Guarantor Institution.

         If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, must submit proper evidence satisfactory to the Company of their authority to so act.

         ENDORSEMENTS ON INITIAL NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM OR OTHER ENTITY IDENTIFIED IN RULE 17AD-15 UNDER THE EXCHANGE ACT AS AN "ELIGIBLE GUARANTOR INSTITUTION," INCLUDING (AS SUCH TERMS ARE DEFINED THEREIN) (I) A BANK, (II) BROKER, DEALER, MUNICIPAL SECURITIES BROKER OR DEALER OR GOVERNMENT SECURITIES BROKER OR DEALER,
(III) A CREDIT UNION, (IV) A NATIONAL SECURITIES EXCHANGE, REGISTERED SECURITIES ASSOCIATION OR CLEARING AGENCY, OR (V) A SAVINGS ASSOCIATION THAT IS A PARTICIPANT IN A SECURITIES TRANSFER ASSOCIATION (EACH, AN "ELIGIBLE GUARANTOR INSTITUTION").

         SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION IF THE INITIAL NOTES ARE TENDERED: (I) BY A REGISTERED HOLDER OF INITIAL NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN DTC WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE OWNER OF SUCH INITIAL NOTES) WHO HAS NOT COMPLETED BOX 2 ("SPECIAL ISSUANCE INSTRUCTIONS") OR BOX 3 ("SPECIAL DELIVERY INSTRUCTIONS") OF THIS LETTER, OR (II) FOR THE ACCOUNT OF AN ELIGIBLE GUARANTOR INSTITUTION.

4.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering Holders of Initial Notes should indicate in the Box 2 ("Special Issuance Instructions") and/or Box 3 ("Special Delivery Instructions") of this Letter the name and address to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Initial Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Initial Notes by book-entry transfer may request that Initial Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Initial Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.       TAXPAYER IDENTIFICATION NUMBER.

         Federal income tax law generally requires that a tendering Holder whose Initial Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on the substitute Form W-9 contained in this Letter, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup


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


withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 28 percent of the amount of any reportable payments made after the exchange to such tendering Holder of Exchange Notes. If withholding results in an overpayment of taxes, a refund may be obtained.

         Exempt Holders of Initial Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders, other than foreign individuals, should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the form to the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. If the tendering Holder of Initial Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8BEN Certificate of Foreign Status.

         To prevent backup withholding, each tendering Holder of Initial Notes must provide its correct TIN by completing the Substitute Form W-9 included with this Letter, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the Initial Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. Failure to provide the information on the form may subject the Holder to 28 percent federal income tax backup withholding on all reportable payments to the Holder. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, apply for a TIN and complete the "Certificate of Awaiting Taxpayer Identification Number" in the Substitute Form W-9. Making this certification means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold 28 percent of all reportable payments to the Holder thereafter until a TIN is provided to the Exchange Agent.

         Failure to complete Substitute Form W-9 provided herein may result in backup withholding at the rate described above on future payments made to you under the Exchange Notes.

6.       TRANSFER TAXES.

         The Company will pay or cause to be paid any transfer taxes applicable to the exchange of Initial Notes pursuant to the Exchange Offer. If, however, payment is to be made to, or if Exchange Notes and/or substitute Initial Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Initial Notes tendered hereby, or if tendered Initial Notes are registered in the name of any person other than the undersigned, or if a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Initial Notes specified in this Letter.

7.       WAIVER OF CONDITIONS

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Initial Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Initial Notes nor shall any of them incur any liability for failure to give any such notice.

9.       MUTILATED, LOST, STOLEN OR DESTROYED INITIAL NOTES.

         Any Holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10.      WITHDRAWAL RIGHTS.

         Tenders of Initial Notes may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date. For a withdrawal of a tender of Initial Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address on page 1 of this Letter prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Initial Notes to be withdrawn (the "Depositor"), (ii) identify the Initial Notes to be withdrawn (including certificate number or numbers and the principal amount of such Initial Notes) and, in the case of a book-entry transfer, the number of the DTC account to be credited with the withdrawn Initial Notes, (iii) contain a statement that such Holder is withdrawing his election to have such Initial Notes exchanged, (iv) be signed by the Depositor in the same manner as the original signature on this Letter by which such Initial Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to permit the Trustee with respect to the Initial Notes to register the transfer of such Initial Notes in the name of the person withdrawing the tender and (v) specify the name in which such Initial Notes are registered, if different from that of the Depositor. If Initial Notes have been tendered pursuant to the procedure for book-entry transfer set forth under the caption "The Exchange Offer -- Book-Entry Transfer" in the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Initial Notes and otherwise comply with the procedures of such facility.

         All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Initial Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Initial Notes so withdrawn are validly retendered. Any Initial Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Initial Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth under the caption "The Exchange Offer -- Book-Entry Transfer" in the Prospectus, such Initial Notes will be credited to an account maintained with DTC for the Initial Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Initial Notes may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11.      IRREGULARITIES.

         The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Initial Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Initial Notes not properly tendered or to not accept any particular Initial Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Initial Notes (including the right to waive the ineligibility of any Holder who seeks to tender Initial Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Initial Notes (including this Letter and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Initial Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Initial Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

12.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter, the Notice of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated on page 1 of this Letter.


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